                                  EXHIBIT 10.2





                             AMENDMENT AGREEMENT
                                    REDACTED

                              AMENDMENT AGREEMENT


This Amendment Agreement made as of this 31st day of January, 1996 by and between MAXSERV, INC., a Delaware corporation (hereinafter called "MaxServ") and SEARS, ROEBUCK AND CO., a New York corporation (hereinafter called "Sears").

Reference is hereby made to the Service Agreement ("Agreement") made as of May 20, 1993, by and between MaxServ and Sears with respect to the provision of certain services by MaxServ to Sears.

Sears and MaxServ desire to amend the Agreement to change the pricing provision of Addendum #2, Parts Support Service, Addendum #3, Technical Support Service and Addendum #5, Home Office Center Support Service, for the 1996 calendar year to be effective January 1, 1996;

         Now, Therefore, MaxServ and Sears mutually agree as follows:

         1. Addendum #2, Parts Support Service, is hereby amended to change the pricing therefor by adding to Addendum #2 the pricing provision attached hereto as Exhibit A.

         2. Addendum #3, Technical Support Service, is hereby amended to change the pricing therefor by adding to Addendum #3 the pricing provision attached hereto as Exhibit B.

         3. Addendum #5, Home Office Center Support Service, is hereby amended to change the pricing therefor by adding to Addendum #5 the pricing provision attached hereto as Exhibit C.

Such amendments to be effective January 1, 1996.

The Agreement, as herein amended, is fully ratified and affirmed.

In WITNESS WHEREOF, MaxServ and Sears have caused this Amendment Agreement to be executed by person duly authorized thereunto as of the date first above stated.

MAXSERV, INC.                            SEARS, ROEBUCK AND CO.


By:  Neil A. Johnson                     By:  Daniel A. Mihalovich
   -------------------------------          ------------------------------------

Name:  Neil A. Johnson                   Name:  Daniel A. Mihalovich
     -----------------------------            ----------------------------------

Title:  Sr. Vice President Finance       Title:  Vice President Product Services
      ----------------------------             ---------------------------------



                                 Calendar 1996

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                  (EXHIBIT A)

                             PARTS SUPPORT SERVICE

                                    PRICING

#CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

The Parts Support Service will be provided under the following revised fee structure:

                                                MONTHLY
                                             INCOMING CALL
          STEP                                  VOLUME*                           PRICE PER CALL***
          ----                                  -------                           -----------------
           1                                First   #    **                             $  #

           2                                 Next   #                                   $  #
            #CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION
           3                                 Next   #                                   $  #

           4                                 Next   #                                   $  #

           5                             Next    #    and Over                          $  #



  *  Incoming call volume includes                                 #

 **  Call volumes of less than    #    in 1st step level pricing are
     subject to price and service level negotiation.

*** Changes in hours and days of operation could result in pricing changes.

     Price includes charges for everything to be provided in connection with performing this service.





                                 Calendar 1996

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                  (EXHIBIT B)

                           TECHNICAL SUPPORT SERVICE
                                    PRICING

#CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION The Technical Support Services will be priced under two different fee
structures, one for            support services and the other for     #
support services.

THE             #               SUPPORT SERVICE WILL BE PROVIDED UNDER THE
FOLLOWING FEE STRUCTURE:

                                                                     MONTHLY
                                                                  INCOMING CALL
                               STEP                                  VOLUME*                           PRICE PER CALL***
                               ----                                  -------                           -----------------
                                1                                First   #    **                            $  #

                                2                                 Next   #                                  $  #
                         #CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION
                                3                                 Next   #                                  $  #

                                4                             Next    #    and Over                         $  #

#CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION
THE              #                          SUPPORT SERVICE WILL BE PROVIDED
UNDER THE FOLLOWING FEE STRUCTURE:

                                                                     MONTHLY
                                                                  INCOMING CALL
                               STEP                                  VOLUME*                           PRICE PER CALL***
                               ----                                  -------                           -----------------
                                1                                First   #    **                            $  #

                                2                                 Next   #                                  $   #
                         #CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION
                                3                                 Next   #                                  $   #

                                4                                 Next   #                                  $   #

                                5                             Next    #    and Over                         $   #

#CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION
  *  Incoming call volume includes                        #

 **  Call volumes of less than   #  in 1st step level pricing are subject
     to price and service level negotiation.

*** Changes in hours and days of operation could result in pricing changes.

     Price includes charges for everything to be provided in connection with performing this service.

EXTENDED CALLS
MaxServ will provide Technical Support Services for calls exceeding # minutes in length at a premium fee (in addition to the monthly average rate) to be determined and agreed upon between MaxServ and Sears.





                                 Calendar 1996

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                  (EXHIBIT C)

                       HOME OFFICE CENTER SUPPORT SERVICE

                                    PRICING

The Home Office Center Support service will be provided under the following revised fee structure:

#CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

                                                MONTHLY
                                             INCOMING CALL
          STEP                                  VOLUME*                           PRICE PER CALL***
          ----                                  -------                           -----------------
           1                                First   #    **                            $   #

           2                                 Next   #                                  $   #
            #CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION
           3                                 Next   #                                   $   #

           4                                 Next   #                                   $   #

           5                             Next    #    and Over                          $   #

#CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

  *  Incoming call volume includes                                #

 **  Call volumes of less than   #  in 1st step level pricing are subject
     to price and service level negotiation.

*** Changes in hours and days of operation could result in pricing changes.

     Price includes charges for everything to be provided in connection with performing this service.

#CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PC CLIENT CARE THIRD PARTY SERVICES

PC Client Care third party service order support will be provided at a fee of $
#    per third party service order created.








                                 Calendar 1996